CERTIFICATE NO. 0   FOR _____ SHARES    FROM WHOM TRANSFERRED
ISSUED TO___________________________    _____________________

____________________________________    DATED_________19_____

DATED__________________________19___    NO. ORIGINAL   NO. OF ORIGINAL
                                        CERTIFICATE       SHARES

                                               NO. OF SHARES
                                                TRANSFERRED

                                        RECEIVED CERTIFICATE NO._____
                                        FOR____________________SHARES
                                        ON_____________________19____
                                        _____________________________


CERTIFICATE              ORGANIZED UNDER THE LAWS OF                SHARES
  NO. 0                     THE STATE OF FLORIDA



                              PSI INDUSTRIES, INC.

      200,000 SHARES SERIES A CONVERTIBLE PREFERRED STOCK $.0001 PAR VALUE

THIS CERTIFIES THAT_________________________________________________IS THE

REGISTERED HOLDER OF________________________________________________SHARES

          SERIES A CONVERTIBLE PREFERRED STOCK OF PSI INDUSTRIES, INC.

   TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

   IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO
   AFFIXED THIS ___________________ DAY OF ________________ A.D. 19__________

[SEAL]

                               SAMPLE CERTIFICATE


----------------------------------                -----------------------------
         SECRETARY                                       PRESIDENT

            FOR VALUE RECEIVED,_____HEREBY SELL, ASSIGN AND TRANSFER UNTO____________________________________________________
            __________________________________________________SHARES
              REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
                       IRREVOCABLY CONSTITUTE AND APPOINT
            ________________________________________________ATTORNEY
             TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN
            NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE
                                   PREMISES.
                           DATED_______________19____
                   IN PRESENCE OF __________________________
                       ________________________________




                    NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
                MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
       FACE OF THE CERTIFICATE, IN EVER PARTICULAR, WITHOUT ALTERATION OR
                       ENLARGEMENT OR ANY CHANGE WHATEVER.